UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2003

KFORCE INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-26058	59-3264661
(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

(813) 552-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release, dated October 29, 2003.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, Kforce Inc. issued a press release announcing its results of operations for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC. (Registrant)

Date: October 29, 2003	By:	/s/ David L. Dunkel

David L. Dunkel Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated October 29, 2003.